Davidson CompaniesDavidso 14th Annual Financial Services Conference Bell Harbor Conference Center Seattle, Washington NASDAQ Ticker: STSA Spokane, Washington www.sterlingfinancialcorporation-spokane.com May 9, 2012

Safe Harbor

In the course of our presentation, we may discuss matters that are deemed to be forward-looking statements, which are intended to be covered by the safe harbor for "forward-looking statements" provided by the Private Securities Litigation Reform Act of 1995 (the "Reform Act")(1). Forward-looking statements involve substantial risks and uncertainties, many of which are difficult to predict and are generally beyond our control. Actual results may differ materially and adversely from projected results. We assume no obligation to update any forward-looking statements (including any projections) to reflect any changes or events occurring after the date hereof. Additional information about risks of achieving results suggested by any forward-looking statements may be found in Sterling's 10-K, 10-Q and other SEC filings, including under the headings "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations."

(1) The Reform Act defines the term "forward-looking statements" to include: statements of management plans and objectives, statements regarding the future economic performance, and projections of revenues and other financial data, among others. The Reform Act precludes liability for oral or written forward-looking statements if the statement is identified as such and accompanied by "meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those made in the forward-looking statements."

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Franchise at a Glance  Based in Spokane, Wash., Sterling is one of the largest 189 branches in 5 states commercial banks headquartered in the Pacific Northwest (1)  Approximately 55,000 commercial transaction accounts and 290,000 retail Key Statistics as of 3/31/2012 transaction accounts  $6.9 billion of deposits with an t f 0 67% (2) (billions) Total assets: $9.5 Total deposits $6.9 Net loans $5.9 average cos o .  Market cap of $1.2 billion (3) Deposit Market Share (4) State Branches Rank Market Share Washington 86 7 3.57% Oregon 67 8 3.16% California 13 54 0 11% 3 Source: SNL Financial, Company filings Note: Financial data as of March 31, 2012. (1) Pacific Northwest defined as Idaho, Oregon and Washington. (2) For the quarter ended March 31, 2012. (3) As of March 31, 2012. (4) Pro forma deposit market share data as of June 30, 2011. . Idaho 18 11 2.55% Montana 7 16 1.09%

Q1 2012 Performance Highlights  Improving quarterly results o Reported Q1 net income of $13.3 million, or $0.21 per share E l di f M&A/ /b h lid ti Q1 ‘12 t io xc u ng expenses or severance ranc conso a ons, ne ncome was $23.3 million, or $0.37 per share o Compares to $14.8 million ($0.24 per share) for Q4 ‘11, and $5.4 million ($0.09 per share) a year ago  Net interest margin (FTE) of 3.38%, up 12 bps from Q4 ‘11 o Average cost of deposits declined by 13 bps during the quarter  Gross loans expanded by $494 million, or 9% o Acquired $350 million in loans from First Independent o Originated $348 million new portfolio loans (excluding HFS)  Declining levels of nonperforming assets (NPAs) $ $o NPAs of 350 million at 3/31/12, reflecting a 44% decline compared to 629 million at 3/31/11  Improving operating efficiency o Reduction in force and branch consolidations o Adjusted efficiency ratio of 71%, compared to 77% for Q4 ‘11 4

Key Operating Objectives Performance Trends  Cost of Deposits: 67 bps in Q1 ‘12, compared to 80 bps in Q4 ‘11  Noninterest deposit balances expanded to 22% of portfolio, up from 15% a year ago  Transaction/Savings/MMDA balances 70% of retail deposits  Ratio of NPA/total assets: 3.68%, down from 6.72% a year ago  Classified assets/ Tier 1+ALLL = 35%  Down from 105% at recap (Q3 ‘10)  Targeting 20% at FYE 2012  Loan balances growing despite de-risking  Accelerating momentum in Commercial and Consumer  HLD – strongest volumes in three years; solid pipelines  Reduction in workforce substantially completed by end of Q1 ‘12  OREO costs declining  Target efficiency ratio of 60% by 2013  $13.3 million of net income in Q1 ‘12  $27.3 million of PTPP earnings in Q1 ‘12, excluding M&A/severance/branch consolidation 5

Recently Completed Acquisition of First Independent Bank

- Improved Sterling's deposit market share in the Portland-Vancouver MSA to #7 from #12 (largest market in Oregon)
- Enhances Sterling's business mix – addition of low cost core deposit base
- Expands Wealth Management platform and adds Trust Services to product offering
- Closed February 29, 2012; systems conversion scheduled for July, 2012

Pro Forma Branch Map

(in millions)

	Sterling	First Independent	Sterling Pro Forma
Branches	175	14	189
Total Brances per Branch	$37.1	$49.6	$38.0



Seattle
WA
Spokane
90
Portland
84
Eugene
5
OR
Sterling
First Independent Bank
Major Cities
Columbia
Clark
Skamania
Hood River
Multnomah
Washington
Portland
Clackamas

Deposit Market Share: Portland-Vancouver MSA

($ in millions)

Rank	Institution	Deposits	Deposit Market Share
1	Bank of America	$8,552	23.2 %
2	U.S. Bancorp	7,589	20.6
3	Wells Fargo	6,241	16.9
4	JPMorgan Chase	3,105	8.4
5	KeyCorp	2,488	6.7
6	Umpqua	1,617	4.4
PF 7	**Sterling Pro Forma**	**1,102**	**3.0**
7	BNP Paribas / BancWest	912	2.5
8	West Coast Bancorp	842	2.3
9	**First Independent Bank**	**695**	**1.9**
10	Riverview Bancorp	619	1.7
11	Washington Federal	441	1.2
12	**Sterling**	**407**	**1.1**
13	HomeStreet	300	0.8
14	First Federal S&LA of McMinnville	285	0.8
15	Banner	266	0.7

Source: SNL Financial. Deposit market share data as of June 30, 2011.

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Deposit Composition

Deposit balances

(in millions)	3/31/2011	3/31/2012	Annual % change
Retail deposits:			
Transaction	$1,507	$2,174	44%
Savings and MMDA	1,694	2,219	31%
Time deposits	2,500	1,890	-24%
Total retail	5,701	6,283	10%
Public:	691	302	-56%
Brokered:	332	365	10%
Total deposits	$6,724	$6,950	3%
			BPs Change
Depost funding costs	1.01%	0.67%	-34
Gross loans to deposits	79%	87%	

Reducing avg. cost of deposits (%) [(1)]



1Q 2012 Y-o-Y Improvement (34 bps)
STSA
Peer
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
3.26%
2.88%
2.82%
2.72%
2.31%
2.08%
1.98%
1.77%
1.45%
1.36%
1.27%
1.13%
1.01%
0.91%
0.86%
0.80%
0.67%
1.50%
1.10%
1.13%
1.33%
1.10%
0.90%
0.85%
0.73%
0.67%
0.66%
0.56%
0.50%
0.51%
0.48%
0.45%
0.36%
Q1 08
Q2 08
Q3 08
Q4 08
Q1 09
Q2 09
Q3 09
Q4 09
Q1 10
Q2 10
Q3 10
Q4 10
Q1 11
Q2 11
Q3 11
Q4 11
Q3 12

Source: SNL Financial and company filings.

(1) Peers include: BANR, CATY, CYN, CVBF, GBCI, PACW, SIVB, UMPQ, and WABC. Figures based on median of peers.

Deposit composition

Balance of $6,950 million as of March 31, 2012



(in millions)
Brokered: $365 / 5%
Public: $302 / 4%
Non-interest bearing transaction: $1,514 / 22%
Interest-bearing transaction: $660 / 10%
Savings and money market demand: $2,219 / 32%
Retail time deposits: $1,890 / 27%

- Overall improvement in deposit mix driving lower cost of deposits
- Decreased public deposits by $389mm, or 56%, from a year ago, to $302mm
- $1.1 billion of CDs re-pricing by year end with a current average rate of 1.17%

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Loan Portfolio Summary Focusing on Relationship-Based Lending  Gross loans were $6.0 billion at March 31, 2012  Q1 ‘12 portfolio loan originations increased $82 million, or 31% over Q1 ‘11 (1)  Multifamily OO CRE C&I and consumer account for 90% of portfolio Outstanding balance of $6.0 billion as of March 31, 2012 , , originations in Q1 ‘12 Loan mix by geographyLoan mix by category Outstanding balance of $6.0 billion as of March 31, 2012 Residential RE: $739 / 12% Construction: Consumer: $716 / 12% (in millions) Washington:S. California: Arizona: $178 / 3% Montana: $107 / 2% Other: $86 / 1% (in millions) Multifamily: $1,149 / 19% C&I : $495 / 8% $167 / 3% $2,311 / 39% Idaho: $317 / 5% $425 / 7% CRE, NOO: CRE, OO: $1,326 / 22% Oregon: N. California: $1,186 / 20% $1,421 / 24% Source: Company filings. (1) Excluding residential mortgage loans held for sale. 8 $1,404 / 23%

Loan Portfolio New Originations by Quarter (1) 400 450 $426 300 350 $265 $348$346$348 200 250 $180 50 100 150 0 Q4 10 Q1 11 Q2 11 Q3 11 Q4 11 Q1 12 R id i l RE M l if il CRE C i C C i les ent a   u t am y onstruct on onsumer ommerc a 9 Source: Company filings. (1) Excluding residential mortgage loans held for sale.

Multifamily – Program to Date as of Q1 2012 MF loan programs MF geography  Wtd Avg LTV: 65.6%; Wtd Avg DSC: 1.39:1; Wtd Avg Yield: 4.6%  $25 million sale completed in Q1 2012 for net gain of $570,000 5 Yr Fixed Hybrid ARM7 Yr Fxd H- 3 Yr Fxd H- ARM 14% Other 6% WA 29%S Cal 32% 64% ARM 16% OR 9%N Cal 30% MF loan purposeMF originations since program inception Purchase $748 $921 $800 $900 $1,000 M i l l i o n s Refi 74% 26% $147 $365 $568 $200 $300 $400 $500 $600 $700 M 10 $28 $- $100 Q4 10 Q1 11 Q2 11 Q3 11 Q4 11 Q1 12 Quarterly Originations Cumulative

Sterling Rebranding

- Sterling Savings Bank rebranded to Sterling Bank
  - Launched in Q1 2012
  - First significant branding initiative since bank was founded nearly 30 years ago
  - Completes process of evolving from thrift roots to a full-service commercial bank initiated in 2005 with charter conversion
  - CA will continue to operate as Sonoma Bank due to trademark restrictions
  - Expected expense impact of $4 million for 2012
- New website launched March 2012: www.bankwithsterling.com

STERLING SAVINGS BANK ® → STERLINGBANK

At Sterling Bank, we improve lives and strengthen communities. We are a bridge to the possible.

www.bankwithsterling.com

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Expense Control and Operating Efficiency Drivers

- Comprehensive staff review completed which identified $15 million in annualized cost savings
  - Substantially all staffing reductions completed Q1 ‘12, with full year 2012 compensation impact of $12 million excluding severance
  - Severance related charge of approximately $3 million recognized in Q1 ‘12
- OREO Expense – Expected decline with lower levels of OREO
  - Q1 ‘12 OREO Expense was down $9 million, or 83%, from Q1 ‘11
- Working to improve efficiency and effectiveness of operations
  - Additional cost savings from First Independent transaction upon core conversion
  - Ongoing vendor assessment and procurement strategies
  - Review of branches and facilities (Q1 ‘12 charge of $1.3 million for planned branch consolidations)
- Management target: Efficiency ratio less than 60% by 2013

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Improving Trend in Classified & NPAs $1 600 $1,800 12/31/09: $1,648 $1 200 $1,400 , $800 $1,000 , M i l l i o n s $ $600 $411 $200 400 $- Q1 08 Q2 08 Q3 08 Q4 08 Q1 09 Q2 09 Q3 09 Q4 09 Q1 10 Q2 10 Q3 10 Q4 10 Q1 11 Q2 11 Q3 11 Q4 11 Q3 12 Classified Assets Non-perfoming Assets Non-performing Loans 13

Non-performing Loan (NPL) Flow Analysis (in millions) 3/31/2011 6/30/2011 9/30/2011 12/31/2011 3/31/2012 For the quarter ended NPLs beginning-of-period $654.6 $477.1 $396.1 $323.1 $287.2 Additions/increases 47.0 65.1 66.6 33.0 32.3 R t t i t t (77 3) (13 7) (6 8) (0 9)e urn o accru ng s a us . . . - . Charge-offs (24.1) (33.4) (29.9) (10.7) (20.2) Transfer to OREO (67.3) (33.5) (58.7) (18.5) (9.4) Payments/sales (55.8) (65.5) (44.2) (39.7) (9.3) NPLs end of period $477.1 $396.1 $323.1 $287.2 $279.7 NPLs/Loans 8.6% 7.1% 5.8% 5.2% 4.7% % decline ($) since Q1 2011: 57% 14

OREO Flow Analysis (d ll i illi ) F th t d d M h 31o ars n m ons Amount Properties Amount Properties OREO: 2011 2012 or e quar er en e arc , Beginning balance $162 439 $82 143 Additions 67 157 9 43 Valuation adjustments (4) (2) - - Sales (78) (233) (20) (68) Other changes 5 - 1 - Ending balance $152 363 $70 118 15

Summary

- Executing on our strategic plan
  - Valuable, core-deposit franchise drives earnings power
  - Continued improvement in asset quality metrics
  - High-quality, relationship-driven asset generation
  - Ongoing expense management
- Fully Reserved Net Deferred Tax Asset of $322 million ($5.18 per share) as of 3/31/12
  - Expect all of the deferred tax asset valuation allowance will be reversed during Q2 '12, except for the portion that is expected to offset the taxable income for Q3 and Q4 '12
  - Regardless of reserve release amount, effective tax rate of 0% expected for 2012
  - Amount of DTA that can be included in regulatory capital will be subject to limitations
- Capitalization
  - Significantly exceeds regulatory levels required for "well-capitalized" status
  - Additional capital in place to support opportunistic growth
  - Will evaluate other capital management alternatives, including cash dividends, and acquisitions that make strategic and financial sense
  - Expect to resume interest service on Trust Preferred Securities during Q2 '12

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Investor Contact Media Contact Patrick Rusnak Cara Coon Chief Financial Officer VP/Communications and Public Affairs Director (509) 227-0961 (509) 626-5348 patrick.rusnak@bankwithsterling.com cara.coon@bankwithsterling.com NASDAQ Ticker: STSA Spokane, Washington www.sterlingfinancialcorporation-spokane.com

APPENDIX

Capital Compared to Peers 3/31/2012 Peer median (1) TCE/TA 9.0% 8.7% Tier 1 leverage 11 1% 9 7% . . Tier 1 risk-based capital 16.1% 14.0% Total risk-based capital 17.4% 15.6% NPA/Tangible Capital + ALLL 34.6% 18.9% Source: SNL Financial and company filings. Sterling Financial data as of March 31, 2012. Peer group data as of most recent quarter available. (1) Peers include all public U.S. banking companies with between $7 billion and $25 billion in assets. 19

Last Five Quarters Financial/Operating Highlights (in millions) 3/31/2011 6/30/2011 9/30/2011 12/31/2011 3/31/2012 Asset Quality NPAs $629 $498 $435 $369 $350 For the quarters ended Classified assets $812 $604 $500 $426 $411 NPAs / assets 6.7% 5.4% 4.7% 4.0% 3.7% ALLLs / NPLs 48.8% 53.5% 57.6% 61.8% 57.7% ALLL / loans 4.2% 3.8% 3.3% 3.2% 2.7% Net charge offs (NCOs) $24 $33 $30 $11 $20 - NCOs / avg. loans 1.6% 2.2% 2.0% 0.7% 1.3% Balance Sheet Total assets $9,352 $9,242 $9,176 $9,193 $9,502 Net loans $5,321 $5,388 $5,428 $5,341 $5,854 $ $ $ $ $Total construction loans 396 308 222 175 167 Securities $2,821 $2,496 $2,448 $2,550 $2,462 Core deposits (1) $6,393 $6,124 $6,108 $6,057 $6,585 Gross loans/total deposits 83% 85% 87% 85% 87% Capital $774 $808 $859 $879 $898 TCE/TA 8.1% 8.6% 9.2% 9.4% 9.0% Tier 1 leverage 10.6% 10.9% 11.1% 11.4% 11.1% Operating Highlights Operating income (loss) before taxes $5.4 $7.6 $11.3 $14.8 $13.3 Provision for credit losses $10.0 $10.0 $6.0 $4.0 $4.0 FTE net interest margin 3.22% 3.31% 3.34% 3.26% 3.38% Adj. FTE net interest margin (2) 3.75% 3.73% 3.60% 3.53% 3.57% 20 (1) Core deposits defined as total deposits less brokered CDs. (2) Adjusted FTE NIM includes interest reversal on non-performing loans.

High Quality, Low Credit Risk Investment Portfolio Fannie Mae: $39 / 1% Tax credit: $2 / 0% $2.4 billion total portfolio (1) (in millions) 4.5 3 8 4.2 5 Investment portfolio Weighted avg life and effective duration (2) MBS: $2,030 / 84% Non-agency: $13 / 2% Ginnie Mae: $70 / 3% Freddie Mac: $22 / 1% Other: $1 / 0% 3.3 . 3.4 2.9 3.1 2.9 2 3 4 Y e a r s Muni bonds: $190 / 8% Corp: $25 / 1% 0 1 6/30/2011 9/30/2011 12/31/2011 3/31/2012 WA Life-Base case Eff Dur - Base case 2.90% overall portfolio $2.5 30‐yr MBS 20‐yr MBS 10‐& 15‐yr MBS CMO Th id ti i h i i t t yield (3) MBS composition $2.27B$2.26B $2.17B $2.17B $1.0 $1.5 $2.0 B i l l i o n s  ree cons era ons n s ap ng nves men portfolio composition are safety, liquidity and return  Reinvestment has been primarily in 15-year MBS to minimize duration risk $0.0 $0.5 6/30/2011 9/30/2011 12/31/2011 3/31/2012  84% Agency MBS pass-throughs Source: Company filings. (1) Does not include net unrealized gains. (2) Durations and average life measures are base case, under current market rates. (3) Yield at quarter end. Yield (3) 3.23% 3.08% 2.82% 2.77% 21

Loan Portfolio – CRE Non-Owner-Occupied Includes Multifamily  Non-owner-occupied commercial real estate loans (including multifamily) totaled $2.6 billion as of 3/31/2012  Increased by $584 million or 29% since 3/31/2011 ,  Represented 43% of gross loans as of 3/31/2012, up from 36% at 3/31/2011  2% of non-owner-occupied CRE loans were non-performing as of 3/31/2012 $1,149$1,200 $1,400 Outstanding balance of $2,570 million at March 31, 2012 (in millions) CRE NOO loan mix by geographyCRE NOO loan mix by property type Idaho: $84 / 3% Montana: $25 / 1% Other: $41 / 2% Outstanding balance of $2,570 million at March 31, 2012 (in millions) $600 $800 $1,000 Washington: $817 / 32% S. California: $338 / 13% Arizona: $107 / 4% $403 $269 $241 $223 $170 $115 $0 $200 $400 Oregon: $480 / 19% Source: Company filings. 22 N. California: $678 / 26%

Loan Portfolio – CRE Owner-Occupied Includes SBA  Owner-occupied commercial real estate loans totaled $1.33 billion as of 3/31/2012  Represented 22% of gross loans at 3/31/2012  6% of owner occupied CRE loans were non performing at 3/31/2012 - -  SBA loans were $100 million, or 8% of total owner-occupied CRE loans at 3/31/2012 CRE OO loan mix by geographyCRE OO loan mix by property type $345 $300 $350 $400 Outstanding balance of $1,326 million at March 31, 2012 (in millions) Arizona: $60 / 5% S. California: $36 / 3% Montana: $14 / 1% Other: $6 / 0% Outstanding balance of $1,326 million at March 31, 2012 (in millions) $259 $240 $216 $134$150 $200 $250 Washington: $448 / 34% Idaho: $72 / 5% $77 $54 $0 $50 $100 Oregon: $342 / 26% Source: Company filings. 23 N. California: $348 / 26%

Investor Contact Media Contact Patrick Rusnak Cara Coon Chief Financial Officer VP/Communications and Public Affairs Director (509) 227-0961 (509) 626-5348 patrick.rusnak@bankwithsterling.com cara.coon@bankwithsterling.com NASDAQ Ticker: STSA Spokane, Washington www.sterlingfinancialcorporation-spokane.com